MUTUAL FUND AND VARIABLE INSURANCE TRUST

Rational Hedged Return Fund

(the “Fund”)

Class A Shares: HRSAX Class C Shares: HRSFX Institutional Shares: HRSTX

December 20, 2018

The information in this Supplement amends certain information contained in the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018.

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Effective January 4, 2019, the Fund’s name will change to the Rational Tactical Return Fund. Accordingly, all references to the Fund in the Prospectus, Summary Prospectus and SAI will change to Rational Tactical Return Fund.

Also effective January 4, 2019, all references to the Tactical Program Composite contained under the section of the Fund’s Prospectus entitled “MANAGEMENT OF THE FUNDS – Prior Performance of the Sub-Advisor to the Rational Hedged Return Fund” are revised to refer to the Tactical Return Composite.

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You should read this Supplement in conjunction with the Fund’s Prospectus, Summary Prospectus, and Statement of Additional Information, each dated May 1, 2018, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-800-253-0412 or by writing to 36 North New York Avenue, Huntington, NY 11743.

Please retain this Supplement for future reference.